COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES

NOTE 10:-	COMMITMENTS AND CONTINGENT LIABILITIES

a.	Legal proceedings and contingencies:

Claim by former South African distributor

In December 2007, the Company terminated its agency agreement with its former South African agent, World of Marble and Granite (“WOMAG”), on the basis that WOMAG had breached the agreement. In the same month, the Company filed a claim for NIS 1.0 million (approximately $257) in the Israeli District Court in Haifa based on such breach. WOMAG has contested jurisdiction of the Israeli District Court, but subsequent appellate courts have dismissed WOMAG’s claims. In January 2008, WOMAG filed suit in South Africa seeking Euro 15.7 million (approximately $17,060). In September 2013, the South African Court determined that since a proceeding on the same facts was pending before another court (lis alibis pendens), the South African Court will stay the matter until the conclusion of the Israeli action. In December 2013, the magistrate’s court in Israel held that the Company was not entitled to terminate the agreement with WOMAG as it was not breached by WOMAG. In October 2015, WOMAG amended its claim, seeking a reduced amount of approximately Euro 7.1 million (approximately $7,727) and approximately South Africa RAND 43.7 million (approximately $2,808). In June 2016, WOMAG further amended its claim, seeking a reduced amount of Euro 6.2 million (approximately $6,520) and South Africa RAND 51.2 million  (approximately $3,700). As the district court dismissed the Company’s appeal of the decision of the magistrate’s court, the Company has agreed with WOMAG to submit the matter to arbitration, for which hearings commenced in South Africa in September 2016. The arbitration is divided into two stages. Both stages relate to the quantum of damages payable to the Company; the first stage in respect of the assumptions underlying the computation of WOMAG’s claim and the second in respect of the calculation itself. After both phases, if any of the parties is not satisfied with the arbitrator’s decision, that party may lodge an appeal to a panel of three arbitrators to be appointed by the parties. The expected timeframe for resolution of the claim currently cannot be estimated with precision. While the Company expects that the arbitration phase will end in 2017, with the possibility of appeals thereafter in 2018, quantum of any compensation that may be required to be paid by the Company, will be determined after merits have been finalized and expected to be concluded in 2019. Although the Company believes that it submitted vigorous defenses against WOMAG’s claims and intends to vigorously defend in any appeal, the Company believes that it recorded an adequate reserve for this claim.

Bodily injury claims related to exposure to silica dust
Overview

The Company is subject to a number of claims in Israel mainly by fabricators, their employees or the National Insurance Institute ("NII") alleging that fabricators contracted illnesses, including silicosis, through exposure to silica particles during cutting, polishing, sawing, grinding, breaking, crushing, drilling, sanding or sculpting Company's products.

Silicosis and other bodily Injury Claims

As of December 31, 2016, the Company is subject to 87 pending claims of bodily injury claims (out of which 86 are individual claims and one claim with a motion to be recognized as a class action) that have been in Israel since 2008 against the Company directly, or that have named the Company as third-party defendant by fabricators or their employees in Israel, by the injured's successors, by the NII or by others (see also table below). In addition the Company's subsidiary in Australia is subject to an individual pre-litigation notice of bodily injury from a fabricator.

As of December 31, 2016, the Company has 6 pending pre-litigation demand letters on behalf of certain fabricators in Israel.

Each of the claims named other defendants, such as fabricators that employed the plaintiffs, the Israeli Ministry of Industry, Trade and Employment, distributors of the Company's products, insurance companies and insurance brokers.

Various arguments are raised in the claims, including among others product liability arguments and failure to provide warnings regarding the risks associated with silica dust generated by the fabrication of the Company's products. Most of the claims do not specify a total amount of damages sought, as the plaintiff’s future damages will be determined at trial. A claim filed with the Magistrates court in Israel is limited to a maximum of NIS 2.5 million (approximately $650) plus any fees, and among the 87 pending claims filed against the Company in Israel, 61 claims were filed in the Magistrates court. A claim filed in  the District court is not subject to such limitation. As a result, there is uncertainty regarding the total amount of damages that may ultimately be claimed. As of December 31, 2016 each claim for which a reserve was accrued was litigated in the Israeli court. Such claims may be subject or referred to mediation, settled by the parties or resolved by a court decision and may also be appealed. Although the time frame for the resolution for each claim may significantly vary, the Company also based in on its legal advisors recorded the related reserve as short or long term liability.

During 2015, the Company reassessed the expected outcome of the individual bodily injury claims following Company's consent to several settlements. In addition the Company entered into an agreement with the State of Israel, with the approval of its insurance carriers, related to individual bodily injury claims (not including the claim seeking class action status).  Under the agreement, without admitting any liability, the Company and the State of Israel have agreed to cooperate in dealing with the claims. The agreement was initially signed in November 2015 for a period of one year and currently the Company is in the process of renewing it.

If either the Company or the State of Israel is found liable for damages, the Company has agreed to an apportionment of those damages. Based on the above, the Company assessed, based also on its legal advisors’ opinion, that contingent losses related to the individual bodily injury claims in Israel are probable, pursuant to ASC 450, an accrual has been recorded for the loss contingencies related to such outstanding individual claims.

In April 27, 2014, a lawsuit by a single plaintiff and a motion for the recognition of this lawsuit as a class action was filed against the Company in the Central District Court in Israel. The plaintiff alleges that, if the lawsuit is recognized as a class action, the claim against the Company is estimated to be NIS 216 million (approximately $56,180). In addition, the claim includes an unstated sum in compensation for special and general damages. The Company intends to vigorously contest recognition of the lawsuit as a class action and to defend the lawsuit on its merits.

The Company updated its provision in 2016 to reflect all outstanding claims, taking into consideration new claims filed, settlements reached and other new information available.

In order to reasonably estimate the losses for  bodily injury claims reflected in the table below, the Company performed a case-by-case analysis of the relevant facts with its legal advisors that were reasonably available to it related to the claims filed, including, among other things, the specific known or estimated health condition of the claimants, their ages, salaries and other factors that might have an impact on the final outcome of such claims. The Company will continue to regularly monitor changes in facts for each  claim and will update its best estimate if required. Accordingly, the reserve for the bodily injury claims as of December 31, 2016 and 2015 totaled to $17,682 and $14,837 respectively, of which $5,155 and $3,647 is reported in accrued expenses and other liabilities and $12,527 and $11,190 is reported in long-term liabilities. The Company can not estimate the number of claimants that may file claims in the future or the nature of their claims in order to conclude probability or the range of loss. The Company currently does not expect to incur additional material losses with respect to the outstanding bodily injury claims, that might have a material impact on its financial position, results of operations and cash flows.

A summary of bodily injury claims activity follows:

	2016	2015	2014
Outstanding claims, January 1	70	56	28
New claims	31	16	29
Settled and dismissed claims	(14)	(2)	(1)
Outstanding claims, December 31 (*)	87	70	56

(*) Not including the pre-litigation notice received by Company's subsidiary in Australia.

The Company maintains insurance for product liability claims, including for bodily injury claims related to exposure to silica dust. The Company has purchased insurance policies for the period from 2008-and to date from several insurance carriers that provide coverage for product liability losses, subject to certain terms and conditions, and the related defense costs up to a certain limit per case and per policy year.

The available limits of these policies as it relates to the claims reflected in the table above, exceed the recorded insurance receivable balance. Commencing April 2014, the Company’s Israeli insurance policies have significant per claim deductibles. Commencing April 2015, the first layer of insurance in Israel, of $5 million was not renewed.  Since that time, the Company’s insurance covers claims in Israel in excess of $5 million per year up to an amount of $35 million per claim or per period.  Those policies include a significant deductible per claim and cover only illnesses diagnosed after February 2010. However, with respect to the claim which was required to be recognized as a class action, Company's insurer has denied coverage for this claim.

The Company records insurance receivables for the amounts that are covered by insurance less deductibles. During 2016 and 2015, as in prior years, Company's insurance carriers made payments to all settled product liability claims. The Company paid the deductible amounts for the settled claims per policy.

The collectability of the Company's insurance receivables is regularly evaluated and the amounts recorded are probable of collection. This conclusion is based on analysis of the terms of the underlying insurance policies, experience in successfully recovering individual product liability claims from Company's insurers, the insurance carrier was party to the agreement with the State of Israel and the financial ability of the insurance carriers to pay the claims and the relevant facts and applicable law.

As of December 31, 2016 and 2015, the insurance receivable totaled to $7,509 and $10,183 respectively, of which $2,441 and $3,567 is reported in the other accounts receivable and prepaid expenses and $5,068 and $6,616 is in other long-term receivables.

In 2016 and 2015, the difference between the provision for claims and related insurance receivables was recorded in the legal settlements and loss contingencies in the amount of $5,868 and $4,654, respectively, which reflects the deductible amounts for claims covered by insurance policies,claims not covered and the impact of settlements.

December 2013 Judgment

In December 2013, a judgment was entered by the Central District Court of Israel in one of the lawsuits, according to which the Company was found to be comparatively liable for 33% of the plaintiff's total damages. The remaining liability was imposed on the plaintiff at 40%, as contributory negligence, and on the Israeli Ministry of Industry at 27%. The total damages of the plaintiff (before the reduction of contributory damages) were found by the court to be NIS 5.3 million (approximately $1,400). The total liability imposed on the Company in this case was NIS 436,669 (approximately $112) plus the claimant's legal expenses.  Such amount was fully paid by Company's insurer in January 2014 (apart from Company's deductible). The Company, as well as the Israeli Ministry of Industry and the plaintiff, appealed the judgment to the Israeli Supreme Court.

During 2015, the Supreme Court accepted the request of the parties (other than the distributor) to cancel all the findings made by the District Court, except for its decision not to impose liability on the distributor, which will be subject  to a further hearing at the Supreme Court. As part of the cancelation of the District Court's judgment, out of court settlements were reached between the parties.

Arbitration proceeding with Microgil Agricultural Cooperative Society Ltd.

In November 2011, Kfar Giladi and Microgil (the "claimants"), initiated arbitration proceedings against the Company that commenced in April 2012. The claimants filed a claim against the Company in arbitration for NIS 232.8 million ($60.5 million) for alleged damages and losses incurred by them in connection with a breach of Processing Agreement by the Company. In August 2012, the Company filed a claim against the claimants in arbitration for NIS 76.6 million ($19.9 million) for damages incurred by the Company in connection with claimants malfunctioning operations, breach of the agreement and the understanding between the parties regarding the agreement after it was terminated, inventory which was not returned to the Company and was unaccounted for and an unpaid loan, which was granted by the Company to the claimants.

The arbitration arises out of a dispute related to the Processing Agreement that the Company entered into with the claimants in June 2006 pursuant to which the claimants committed to establish a production facility at their own expense within 21 months of the date of the Processing Agreement to process quartz for the Company and for other potential customers. Pursuant to the Processing Agreement, the Company committed to pay fixed prices for quartz processing services related to agreed-upon quantities of quartz over a period of ten years from the date set for the claimants to commence operating the production facility. The Company estimates that the total amount of such payments would have been approximately $55,000. It is Company's position that the production facility established by the claimants was not operational until approximately two years after the date required by the Processing Agreement. As a result, the Company was unable to purchase the minimum quantities set forth in the Processing Agreement and therefore acquired the quantities of ground quartz needed from other quartz suppliers.

In January 2012, claimants notified that they had closed their production facility as a result of Company's breach of the Processing Agreement. It is Company’s position that the Processing Agreement was terminated by the Company following it’s breach by the claimants. The Company contends that the purchases of ground quartz in 2010 and 2011 were made pursuant to new understandings reached between the parties and not pursuant to the Processing Agreement. The claimants alleged that the Processing Agreement was still in effect and that the Company did not meet the contractual commitments under the Processing Agreement to order the minimum annual quantity. In addition, once production began, the Company contends that the claimants failed to consistently deliver the required quantity and quality of ground quartz as agreed by the parties.

The Company also contends that the claimants are responsible for not returning unprocessed quartz that the Company provided to them, including quartz that is currently in the claimants' possession and additional quartz that is unaccounted for.

In November 2015, the claimants filed a motion to require the Company to deposit a bond in the amount of NIS 100 million (approximately $25.6 million) and asking for an injunction to prevent the disposition of assets, plants and equipment valued at no less than NIS 149.2 million (approximately $38.2 million), in order to ensure their ability to collect the compensation they may be eligible to receive as a result of the arbitration. On May 3, 2016, the motion was dismissed.

The arbitration is currently in the final summation phase. The arbitrator’s judgment is expected to be published by September 19, 2017. The Company believes that it has strong claims and have submitted vigorous defenses with respect to the claims made against it. Accordingly, the Company estimates that the loss is only reasonably possible in accordance with ASC 450.

The Company is unable to estimate the loss, or range of loss, that is reasonably possible with respect to these proceedings for the following reasons: (1) There have been no recent settlement discussions in which settlement amounts have been discussed.  (2) The parties are primarily disputing the facts of the case, and the determination of such disputes is difficult to estimate. (3) These proceedings are characterized by specific features, and it is difficult to apply the results of other cases and the Company's experience in other claims to the proceedings at hand.  (4) The arbitrator has broader discretion than a judge mainly because he is not bound by evidence rules.

Claim by the Israel Ministry of the Protection of the Environment ("IMPE")

The Company has been required by the IMPE to comply with the applicable requirements under the law and regulations related to styrene gas emission at both of its plants in Israel. In December 2013, the Company completed the installation of a system in its Bar-Lev manufacturing facility to reduce styrene emission and following which the Company has better control of the styrene emission in the Bar-Lev manufacturing facility and the Company presented to IMPE a plan to further improve its control of styrene emission and comply with the styrene gas emission standards With respect to the Sdot-Yam manufacturing facility the IMPE has summoned the Company in January 2014 to a hearing to address allegations that, based on the IMPE's procurement of several gas emission samplings, the Company exceeded the air ambient standards. Following the hearing, and although the IMPE acknowledged that the Company was in the process of installing measures to comply with the styrene gas emission standards, the IMPE decided to recommend the conducting of  investigation with respect to the allegation that the Company exceeded from the threshold of styrene air ambient standards during 2013. During 2014, the Company applied measures to correct the styrene air ambient standards which the Company believe should conclusively solve any exceeded emission of styrene gas. Throughout 2016, the Company continued to control styren emission levels through strict maintenance and compliance with work processes.

In November 2016, the IMPE visited Company's Sdot-Yam facility and provided it with a summary report of its findings. The Company is in discussions with the IMPE and intend to continue monitoring, and, if necessary, applying corrective measures to control the styrene emissions at its facilities. If the Company is not fully complied with the styrene emission standards, Company's business license may be revoked, facilities may be shutdown and the Company may be subject to civil and criminal sanctions.

Other Regulation

The Company is subject to the Israeli Hours of Work and Rest Law, 1951 ("Rest Law"), which forbids the employment of Jewish employees on Saturdays and Jewish holidays, unless a permit is obtained from the Israeli Ministry of Economy and Industry. Company's employees, including Jewish and other employees, work in three shifts a day of an average length of eight hours each, seven days a week. On September 20, 2014, an inspection of the Israeli Ministry of Economy and Industry in the Bar-Lev manufacturing facility has found three Jewish employees employed on a Saturday. Following this inspection the Company was summoned to a hearing by the Israeli Ministry of Economy and Industry.  On January 24, 2016, the Company received a permit to from the Israeli Ministry of Economy and Industry to employ Jewish employees on Saturdays and Jewish holidays in Sdot-Yam facility, effective until December 31, 2017. If the Company is deemed to be in violation of the Rest Law, the Company and its officers may be exposed to administrative and criminal liabilities, including fines.

Securities Class Action Claim

On August 25, 2015, a purported purchaser of Company’s ordinary shares filed a proposed class action in the United States District Court for the Southern District of New York asserting, among other things, that the Company and two of its officers violated Sections 10(b) and 20(a) of the Exchange Act, and Rule 10b–5 promulgated under the Exchange Act, by allegedly making false and misleading statements about the Company’s business. The complaint seeks an unspecified amount of damages on behalf of purchasers of Company’s securities between March 25, 2013 and August 18, 2015. On January 15, 2016, the plaintiff filed an amended complaint that asserted similar claims, but that seeks damages on behalf of purchasers of the Company’s securities between February 12, 2014 and August 18, 2015. On February 26, 2016, the Company filed a motion to dismiss the amended complaint. Expenses incurred as a result of this claim will be covered under the Company’s directors and officers liability insurance policy, subject to deductible and to coverage terms and limits.  On January 30, 2017, the Company reached an agreement in principle with the lead plaintiffs to settle the litigation, to be paid by the Company’s insurance carrier into a settlement fund for distribution to the plaintiff class. The settlement is subject to the completion of definitive documentation and approval of the court. The Company’s insurance carriers have agreed to pay the settlement amount and the related expenses. The Company recorded in its 2016 results, provision for such settlement amount and the related receivable in the same amount.

General

From time to time, the Company is involved in other legal proceedings and claims in the ordinary course of business related to a range of matters. While the outcome of these other claims cannot be predicted with certainty, the Company's management does not believe that any such claims or all of them together will have a material effect on the Company's consolidated financial statements.

b.	Operating lease commitments:

The land and certain of the Company's facilities and vehicles are leased under operating lease agreements. Future minimum lease commitments under non-cancellable operating leases for the specified periods ending after December 31, 2016 are as follows:

2017	$13,889
2018	12,760
2019	11,104
2020	8,715
2021	7,892
2022 and thereafter	45,412

Total	$99,772

Lease expenses for the years ended December 31, 2016, 2015 and 2014 were approximately $13,479, $12,109 and $11,545, respectively.

c.	Purchase obligation:

The Company's significant contractual obligations and commitments as of December 31, 2016 are summarized in the following table:

2017 (1)	$19,619
2018 and thereafter	206

$19,825

(1)	Consists of purchase obligations to certain suppliers.

d.	Pledges and guarantees:

1.
As of December 31, 2016, the Company had outstanding guarantees and letters of credit with various expiration dates in a principal amount of approximately $2,319, related to facilities, vehicle leases and other miscellaneous guarantees.

2.
Company's credit facilities provided by banks in Israel are secured with a "Negative floating pledge", whereby  the Company committed not to pledge or charge and not to undertake to pledge or charge its general floating assets.

3.	To secure the Company's liabilities to a bank in Canada, Caesarstone Canada Inc. has provided a security interest on certain of its inventory and other tangible and intangible assets.